UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 22, 2005

GENIUS PRODUCTS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-27915	33-0852923
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

740 Lomas Santa Fe, Suite 210

Solana Beach, California 92075

(Address of Principal Executive Offices) (Zip Code)

(858) 793-8840

(Registrant’s telephone number,

including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On August 22, 2005, Genius Products, Inc., (the “Company”) announced via press release the Company’s results of operations for its second quarter ended June 30, 2005. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The foregoing information and the attached exhibit are intended to be furnished only and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press Release, dated August 22, 2005, issued by Genius Products, Inc.

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENIUS PRODUCTS, INC.

Date:	August 22, 2005	By:	/s/ Shawn Howie
Shawn Howie Chief Financial Officer

2

Index to Exhibits

Exhibit	Description
99.1	Press Release, dated August 22, 2005, issued by Genius Products, Inc.

3